UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2016

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Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, on July 21, 2016, Joy Global Inc. (“Joy Global”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Komatsu America Corp. (“Komatsu”), Pine Solutions Inc., a wholly owned subsidiary of Komatsu (“Merger Sub”) and (solely for the purposes specified in the Merger Agreement) Komatsu Ltd., pursuant to which Merger Sub will be merged with and into Joy Global, with Joy Global surviving the merger as a wholly owned subsidiary of Komatsu (the “Merger”). The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). On October 12, 2016, the transaction received early termination of the waiting period under the HSR Act.

The consummation of the Merger remains subject to approval by Joy Global’s stockholders and the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement and described in Joy Global’s definitive proxy statement that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 2, 2016, as amended and supplemented on September 29, 2016 and October 3, 2016.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Joy Global has filed with the SEC a definitive proxy statement in connection with the Merger. The definitive proxy statement has been delivered to the Joy Global stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement and other documents filed with the SEC at the SEC’s website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Joy Global and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Joy Global investors and security holders in connection with the Merger. Information about Joy Global’s directors and executive officers is set forth in its definitive proxy statement in connection with the contemplated transactions, its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Joy Global, Komatsu America Corp., Komatsu Ltd. and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Joy Global and its subsidiaries. Joy Global cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Joy Global stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to termination of the Merger Agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Joy Global and its management; the effect of announcement of the transaction on Joy Global’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of commodities; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Joy Global’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Joy Global’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Joy Global’s Quarterly Reports on Form 10-Q and other documents filed by Joy Global with the SEC after the date thereof. Joy Global makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: October 13, 2016	By:	/s/ Matthew S. Kulasa
Matthew S. Kulasa
Vice President, Controller and Chief Accounting Officer